                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 24, 2003
                                                 -----------------------------



                                Citigroup Inc.
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            (Exact name of registrant as specified in its charter)

      Delaware                       1-9924                   52-1568099
      --------------            ----------------         ------------------
      (State or other             (Commission               (IRS Employer
      jurisdiction of             File Number)           Identification No.)
      incorporation)

          399 Park Avenue, New York, New York               10043
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          (Address of principal executive offices)        (Zip Code)

                                (212) 559-1000
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             (Registrant's telephone number, including area code)
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                                CITIGROUP INC.
                           Current Report on Form 8-K

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


   Exhibits:

   Exhibit No.    Description
   -----------    -----------
      1.01        Terms Agreement, dated January 24, 2003, among the Company and
                  Salomon Smith Barney Inc., Banc One Capital Markets, Inc.,
                  Bear, Stearns & Co. Inc., Blaylock & Partners, L.P., Lehman
                  Brothers Inc., Banc of America Securities LLC, Credit Suisse
                  First Boston Corporation, HSBC Securities (USA) Inc., Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated and SunTrust
                  Capital Markets, Inc., as Underwriters, relating to the offer and sale of the Company's 3.500% Notes due February 1, 2008.

      4.01        Form of Note for the Company's 3.500% Notes due
                  February 1, 2008.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2003                        CITIGROUP INC.



                                          By:    /s/ Guy R. Whittaker
                                                ------------------------------
                                                Guy R. Whittaker
                                                Treasurer


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